Exhibit 10.55

Reinsurance Pooling Agreement Amended
and Restated As of January 1, 2005

REINSURANCE POOLING AGREEMENT
AMENDED AND RESTATED
AS OF JANUARY 1, 2005

This Reinsurance Pooling Agreement Amended and Restated effective as of 12:01 a.m., Eastern Standard Time, January 1, 2005 (the “2005 Pooling Agreement”) is by and among State Automobile Mutual Insurance Company, 518 East Broad Street, Columbus, Ohio (hereinafter referred to as “State Auto Mutual”), State Auto Property and Casualty Insurance Company, 112 South Main Street, Greer, South Carolina (hereinafter referred to as “State Auto P&C”), Milbank Insurance Company, East Highway 12, Milbank, South Dakota (hereinafter referred to as “Milbank”), State Auto Insurance Company of Wisconsin (formerly known as Midwest Security Insurance Company), 1062 Oak Forest Drive, Onalaska, Wisconsin (hereinafter referred to as “SA WI”), Farmers Casualty Insurance Company, 1300 Woodland Drive, West Des Moines, Iowa (hereinafter referred to as “Farmers Casualty”) and State Auto Insurance Company of Ohio, 518 East Broad Street, Columbus, Ohio (hereinafter referred to as “SA OH”), State Auto Florida Insurance Company, 237 South Westmonte Drive, Suite 140 Altamonte Springs, FL (hereinafter referred to as “SA FL”), Meridian Security Insurance Company, 2955 North Meridian Street, Indianapolis, Indiana (hereinafter referred to as “Meridian Security”), and Meridian Citizens Mutual Insurance Company, 2955 North Meridian Street, Indianapolis, Indiana (hereinafter referred to as “Meridian Citizens Mutual”). (State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual are herein collectively referred to as the “Pooled Companies” or “State Auto” and individually as a “Pooled Company”).

BACKGROUND INFORMATION

     The Pooled Companies have determined that their business operations should be conducted by employees of State Auto P&C on behalf of each of the Pooled Companies and that State Auto Mutual should remain as the agent for each of the Pooled Companies with respect to collecting and disbursing funds as required by the Pooled Companies’ business operations. These arrangements have been effected through the Management Agreement dated January 1, 2000 (the “2000 Management Agreement”), as amended from time to time, as to SA WI through the Amended and Restated Management Agreement dated effective January 1, 2000 (the “2000 Midwest Management Agreement”), as to Farmers Casualty through the Amended and Restated Management Agreement dated effective January 1, 2000 (the “2000 Farmers Casualty Management Agreement”), as to SA FL by the Cost Sharing Agreement dated effective January 1, 2003, and as to Meridian Security and Meridian Citizens Mutual by the Management Services Agreement and Cost Sharing Agreement, each dated effective as of July 1, 2002 and by means of mutual reinsurance on a percentage basis as herein provided.

     State Auto Mutual and State Auto P&C originally entered into an intercompany Reinsurance Agreement effective as of 12:01 a.m., January 1, 1987 (the “Reinsurance Agreement”).

     The Reinsurance Agreement has since been amended by an Addendum effective January 1, 1987, adding insolvency and arbitration provisions; by Amendment Number 1 effective as of January 1, 1992 amending the pooling percentages from 20% State Auto P&C — 80% State Auto Mutual to 30% and 70% respectively; by Amendment Number 2 effective as of January 1, 1991 excluding post retirement health care benefits liability as a pooled expense and as of January 1, 1994 excluding post employment benefits liability as a pooled expense; and by Amendment Number 3 effective as of January 1, 1995 adding Milbank as a party and adjusting the pooling percentages as follows: State Auto P&C 35%, State Auto Mutual 55% and Milbank 10% and by an Amended and Restated Reinsurance Pooling Agreement dated July 1, 1996 (the “7/1/96 Reinsurance Agreement”), which excluded from the Reinsurance Agreement catastrophic loss claims and loss adjustment expenses incurred by State Auto Mutual, State Auto P&C and Milbank in the amount of $100,000,000 in excess of $120,000,000 of such losses and loss adjustment expense and the premiums for such exposure; and by an Amended and Restated Reinsurance Pooling Agreement effective January 1, 1998 (the “‘98 Pooling Agreement”) which added SA WI as a party and adjusted the Respective Percentages (as defined below) to State Auto P&C 37%, State Auto Mutual 52%, Milbank 10%, and SA WI 1%; and by a Reinsurance Pooling Agreement Amended and Restated as of January 1, 1999 (hereafter referred to as the “‘99 Pooling Agreement”) which added Farmers Casualty as a party and adjusted the Respective Percentages to State Auto P&C-37%, State Auto Mutual-49%, Milbank-10%, Farmers Casualty-3%, and SA WI-1%. In adopting the Reinsurance Pooling Agreement, amended and restated as of January 1, 2000, (the “2000 SA Pooling Agreement”)the parties amended and restated the `99 Pooling Agreement as the 2000 Pooling Agreement, to provide for the continuation of the pooling arrangement it effects, including the above-described previous amendments and additional amendments including the following: removing from the scope of the 2000 Pooling Agreement the premiums, losses, underwriting and administrative expenses attributable to State Auto Mutual’s voluntary assumption of reinsurance from third parties which are unaffiliated with State Auto Mutual, which voluntary assumed reinsurance contracts/treaties initially commenced on or after January 1, 1999 (this January 1, 1999 and after voluntary third party assumption reinsurance is hereafter referred to as the “State Auto Mutual Reinsurance Book”); adding SA OH as a new party; removing an exclusion for post retirement health care benefits liabilities; and post employment benefits liabilities and adjusting the Respective Percentages to SA OH 1%, Farmers Casualty 3%, SA WI 1%, Milbank 10%, State Auto P&C 39% and State Auto Mutual 46%. The 2000 Pooling Agreement was itself subject to five different amendments: the First Amendment effective November 17, 2000, clarified that the State Auto P&C Catastrophe Assumption Agreement, as defined in the 2000 SA Pooling Agreement provided such amount of catastrophe reinsurance as was available in the then current Property Catastrophe Overlying Excess of Loss Reinsurance Contract originally effective July 1, 1999 and annually renewed thereafter; the Second Amendment to the 2000 SA Pooling Agreement clarified that the business that became the legal obligation of State Auto Mutual as a result of its merger with Meridian Mutual Insurance Company effective June 1, 2001, was excluded from the 2000 SA Pooling Agreement until July 1, 2001; the Third Amendment to the 2000 SA Pooling Agreement amended the Respective Percentages of the parties to result in the following: SA OH 1%, Farmers Casualty 3%, SA WI 1%, Milbank 17%, State Auto P&C 59% and State Auto Mutual 19% and it also excluded the premiums or losses attributable to the Stop Loss Agreement as defined in the Third Amendment, each effective as of October 1, 2004; The Fourth Amendment, effective January 1, 2003 added SA FL to the 2000 SA Pooling Agreement with 0.7% as a Respective Percentage, while lowering State Auto Mutual’s Respective Percentage to 18.3%; The Fifth Amendment, effective July 1, 2004, excluded State Auto Middle Market Insurance, (as defined below) from the 2000 SA Pooling Agreement. In addition to the foregoing amendments to the pooling arrangement as set forth in the various agreements, each of these agreements and this 2000 Pooling Agreement is subject to the Guaranty Agreement dated as of May 16, 1991 between State Auto Mutual and State Auto P&C (the “Reserve Guaranty Agreement”).

The parties desire to amend and restate the 2000 Pooling Agreement, as amended as described, to add two new parties, Meridian Security and Meridian Citizens Mutual and to adjust the Respective Percentages of State Auto Mutual and its wholly-owned insurer affiliates.

STATEMENT OF AGREEMENT

     In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereto hereby agree as follows:

1.	DEFINITIONS: As used in this Agreement:

a. “Net Liabilities” shall mean all direct liabilities plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below, provided that the parties hereto expressly understand and agree that Net Liabilities excludes any and all liabilities arising out of the State Auto Mutual Reinsurance Book for such reinsurance assumed on and after January 1, 2005. It is understood and agreed that Net Liabilities excludes any and all liabilities arising out of State Auto Middle Market Insurance for such insurance written on and after 12:01 a.m., January 1, 2005.

b. “Net Premiums” shall mean all direct premiums plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below, provided that the parties hereto expressly understand and agree that Net Premiums excludes any and all premiums arising out of the State Auto Mutual Reinsurance Book for such reinsurance assumed on and after January 1, 2005. It is understood and agreed that Net Premiums excludes any and all premiums arising out of State Auto Middle Market Insurance for such insurance written on and after 12:01 a.m., January 1, 2005.

c. “Respective Percentage” shall be:

As to SA OH	1%
As to Farmers Casualty	3%
As to SA WI	0.0%
As to Milbank	17%
As to State Auto P&C	59%
As to State Auto Mutual	19.5%
As to SA FL	0.0%
As to Meridian Security	0.0%
As to Meridian Citizens Mutual	0.5%

(d) “State Auto Mutual Reinsurance Book” means premiums, losses, underwriting and administrative expenses attributable to State Auto Mutual’s voluntary assumption of reinsurance from third parties which are unaffiliated with State Auto Mutual, which voluntary assumed reinsurance contracts/treaties initially commenced on or after January 1, 2005.

(e) “State Auto Middle Market Insurance” means (i) property casualty insurance for commercial risks that are larger than those included in the standard segment of the Pooled Companies’ business; (ii) underwritten by the State Auto Middle Market Insurance underwriting unit; and (iii) coded by State Auto as State Auto Middle Market Insurance.

2.	CESSION:

(a) State Auto P&C Cession: State Auto Mutual hereby reinsures and assumes and State Auto P&C hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by State Auto P&C outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 2005. Such liabilities shall include State Auto P&C’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by State Auto P&C’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of State Auto P&C, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(b) Milbank Cession: State Auto Mutual hereby reinsures and assumes and Milbank hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Milbank outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2005. Such liabilities shall include Milbank’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Milbank’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Milbank, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(c) SA WI Cession: State Auto Mutual hereby reinsures and assumes and SA WI hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by SA WI outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2005. Such liabilities shall include SA WI’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by SA WI’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of SA WI, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(d) Farmers Casualty Cession: State Auto Mutual hereby reinsures and assumes and Farmers Casualty hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Farmers Casualty outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2005. Such liabilities shall include Farmers Casualty’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Farmers Casualty’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Farmers Casualty, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(e) SA OH Cession: State Auto Mutual hereby reinsures and assumes and SA OH hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by SA OH outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2005. Such liabilities shall include SA OH’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by SA OH’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of SA OH, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(f) SA FL Cession: State Auto Mutual hereby reinsures and assumes and SA FL hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by SA FL outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2005. Such liabilities shall include SA FL’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by SA FL’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of SA FL, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(g) Meridian Security Cession: State Auto Mutual hereby reinsures and assumes and Meridian Security hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Meridian Security outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2005. Such liabilities shall include Meridian Security’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Meridian Security’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Meridian Security, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(h) Meridian Citizens Mutual Cession: State Auto Mutual hereby reinsures and assumes and Meridian Citizens Mutual hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Meridian Citizens Mutual outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2005. Such liabilities shall include Meridian Citizens Mutual’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Meridian Citizen Mutual’s books and records at the close of business on December 31, 2004, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Meridian Citizens Mutual, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

3.	ASSETS TRANSFER TO STATE AUTO MUTUAL:

(a) State Auto P&C: In consideration of the agreements herein contained, State Auto P&C hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto P&C assumed by State Auto Mutual under paragraph 2(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There have been included among the assets assigned and transferred to State Auto Mutual by State Auto P&C all of the right, title and interest of State Auto P&C in and to all assets relative to the underwriting operations of State Auto P&C, due or that became due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(b) Milbank: In consideration of the agreements herein contained, Milbank hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Milbank assumed by State Auto Mutual under paragraph 2(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Milbank all of the right, title and interest of Milbank in and to all assets relative to the underwriting operations of Milbank due or that may become due as evidenced by its books and records at the close of business on December 31, 2004 not including investments, accrued investment income, intercompany balances and bank deposits.

(c) SA WI: In consideration of the agreements herein contained, SA WI hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of SA WI assumed by State Auto Mutual under paragraph 2(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by SA WI all of the right, title and interest of SA WI in and to all assets relative to the underwriting operations of SA WI due or that may become due as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(d) Farmers Casualty: In consideration of the agreements herein contained, Farmers Casualty hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Farmers Casualty assumed by State Auto Mutual under paragraph 2(d) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Farmers Casualty all of the right, title and interest of Farmers Casualty in and to all assets relative to the underwriting operations of Farmers Casualty due or that may become due as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(e) SA OH: In consideration of the agreements herein contained, SA OH hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of SA OH assumed by State Auto Mutual under paragraph 2(e) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by SA OH all of the right, title and interest of SA OH in and to all assets relative to the underwriting operations of SA OH due or that may become due as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(f) SA FL: In consideration of the agreements herein contained, SA FL hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of SA FL assumed by State Auto Mutual under paragraph 2(f) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by SA FL: all of the right, title and interest of SA FL in and to all assets relative to the underwriting operations of SA FL due or that may become due as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(g) Meridian Security: In consideration of the agreements herein contained, Meridian Security hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Meridian Security assumed by State Auto Mutual under paragraph 2(g) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Meridian Security all of the right, title and interest of Meridian Security in and to all assets relative to the underwriting operations of Meridian Security due or that may become due as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(h) Meridian Citizens Mutual: In consideration of the agreements herein contained, Meridian Citizens Mutual hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Meridian Citizens Mutual assumed by State Auto Mutual under paragraph 2(h) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Meridian Citizens Mutual all of the right, title and interest of Meridian Citizens Mutual in and to all assets relative to the underwriting operations of Meridian Citizens Mutual due or that may become due as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

4.	ASSUMPTION OF REINSURANCE:

     (a) State Auto P&C: State Auto P&C hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to State Auto P&C its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by State Auto P&C and reinsured by State Auto Mutual as provided in paragraph 2(a)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

     (b) Milbank: Milbank hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Milbank its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Milbank and reinsured by State Auto Mutual as provided in paragraph 2(b)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

     (c) SA WI: SA WI hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to SA WI its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by SA WI and reinsured by State Auto Mutual as provided in paragraph 2(c)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

     (d) Farmers Casualty: Farmers Casualty hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Farmers Casualty its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Farmers Casualty and reinsured by State Auto Mutual as provided in paragraph 2(d)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

     (e) SA OH: SA OH hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to SA OH its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by SA OH and reinsured by State Auto Mutual as provided in paragraph 2(e)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

     (f) SA FL: SA FL hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to SA FL its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by SA FL and reinsured by State Auto Mutual as provided in paragraph 2(f)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

     (g) Meridian Security: Meridian Security hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Meridian Security its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Meridian Security and reinsured by State Auto Mutual as provided in paragraph 2(g)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

     (h) Meridian Citizens Mutual: Meridian Citizens Mutual hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Meridian Citizens Mutual its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Meridian Citizens Mutual and reinsured by State Auto Mutual as provided in paragraph 2(h)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

     Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

5.	ASSET TRANSFER BY STATE AUTO MUTUAL:

(a) State Auto P&C: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to State Auto P&C an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by State Auto P&C under paragraph 4(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto P&C by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(b) Milbank: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Milbank an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Milbank under paragraph 4(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Milbank by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(c) SA WI: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to SA WI an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by SA WI under paragraph 4(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to SA WI by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(d) Farmers Casualty: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Farmers Casualty an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Farmers Casualty under paragraph 4(d) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Farmers Casualty by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(e) SA OH: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to SA OH an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by SA OH under paragraph 4(e) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to SA OH by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(f) SA FL: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to SA FL an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by SA FL under paragraph 4(f) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to SA FL by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(g) Meridian Security: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Meridian Security an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Meridian Security under paragraph 4(g) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Meridian Security by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

(h) Meridian Citizens Mutual: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Meridian Citizens Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Meridian Citizens Mutual under paragraph 4(h) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Meridian Citizens Mutual by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2004, not including investments, accrued investment income, intercompany balances and bank deposits.

6.	PREMIUM COLLECTION AND PAYMENT OF LOSSES:

          As of the effective date of this Agreement and pursuant to the terms of the 2000 Management Agreement, as amended from time to time, the 2000 Midwest Management Agreement, as amended from time to time, the 2000 Farmers Casualty Management Agreement, as amended from time to time, the 2002 Management Services Agreement, the 2002 Cost Sharing Agreement, as amended from time to time, and the 2003 Cost Allocation Agreement, as amended from time to time, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual hereby authorize and empower State Auto Mutual to collect and receive all premiums and to take charge of, adjust and administer the payment of all losses with respect to any and all contracts and policies of insurance previously or thereafter issued by State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security and Meridian Citizens Mutual, and to reinsure or terminate all such contracts and policies, and in all respects to act as though said contracts and policies were issued by State Auto Mutual. State Auto Mutual agrees to administer the payment of all losses and loss adjustment expenses in connection with such contracts and policies. None of the foregoing is intended to affect or impair the direct obligation of State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security and Meridian Citizens Mutual to their insureds under policies issued by State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security and Meridian Citizens Mutual, respectively.

7.	PREMIUM PAYABLE BY STATE AUTO MUTUAL:

(a) State Auto P&C: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to State Auto P&C its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for catastrophe reinsurance ceded by State Auto Mutual, Farmers Casualty, SA WI, Milbank, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual to State Auto P&C pursuant to a Property Catastrophe Overlying Excess of Loss Reinsurance Contract dated as of July 1, 2004 as amended from time to time, in which State Auto P&C provides catastrophe coverage for the aforesaid companies for such amount of catastrophe loss and loss expenses as equals the amount of the structured contingent financing arrangement negotiated with a syndicate of lenders in excess of $120,000,000 of such losses and loss expenses incurred by the Pooled Companies) (the “State Auto P&C Catastrophe Assumption Agreement”) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

(b) Milbank: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Milbank its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C

Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

(c) SA WI: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay SA WI its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

(d) Farmers Casualty: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Farmers Casualty its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

(e) SA OH: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay SA OH its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C

Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

(f) SA FL: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay SA FL its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

(g) Meridian Security: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Meridian Security its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

(h) Meridian Citizens Mutual: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Meridian Citizens Mutual its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

8. OFFSET: It is understood and agreed that, insofar as is practicable and consistent with the purposes and intentions of this Agreement, the obligations of each company under this Agreement to transfer assets to the other company may, in whole or in part, be offset against the reciprocal reinsurance obligations of each company to the other company so that each company shall deliver hereunder only a net amount of assets required under such offset.

9. GENERAL STATEMENT OF INTENT: It is the purpose and intent of this Agreement that:

(a) State Auto Mutual shall be liable as a reinsurer to State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security and Meridian Citizens Mutual, on the policies and contracts of insurance of State Auto P&C, Milbank, SA WI, Farmers Casualty. SA OH, SA FL, Meridian Security, and Meridian Citizens Security respectively, issued and in force at 12:01 a.m., EST, January 1, 2005, or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security and Meridian Citizens Mutual to the extent of State Auto Mutual’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(b) State Auto P&C shall be liable as a reinsurer to State Auto Mutual, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual on the policies and contracts of insurance of State Auto Mutual, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual respectively, issued and in force at 12:01 a.m., EST, January 1, 2005, or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual to the extent of State Auto P&C’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(c) Milbank shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, SA WI, Farmers Casualty SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual on the policies and contracts of State Auto Mutual, State Auto P&C, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual respectively, issued and in force at 12:01 a.m., EST, on January 1, 2005 or on which there were, at that time, unsettled claims or losses and on policies thereafter issued by State Auto Mutual, State Auto P&C, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual to the extent of Milbank’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(d) SA WI shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty, SA OH, SA FL, Meridian Security and Meridian Citizens Mutual, on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual, respectively, issued and in force at 12:01 a.m., EST, on January 1, 2005 or on which there were, at that time, unsettled claims or losses and on policies thereafter issued by State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual to the extent of SA WI’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(e) Farmers Casualty shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual, respectively, issued and in force at 12:01 a.m., EST, January 1, 2005 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual to the extent of Farmers Casualty’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(f) SA OH shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA FL, Meridian Security and Meridian Citizens Mutual, on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA FL, Meridian Security, and Meridian Citizens Mutual, respectively, issued and in force at 12:01 a.m., EST, January 1, 2005 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA FL, Meridian Security, and Meridian Citizens Mutual to the extent of SA OH’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(g) SA FL shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, Meridian Security, and Meridian Citizens Mutual on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, Meridian Security, and Meridian Citizens Mutual, respectively, issued and in force at 12:01 a.m., EST, January 1, 2005 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, Meridian Security, and Meridian Citizens Mutual to the extent of SA FL’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(h) Meridian Security shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL and Meridian Citizens Mutual on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, and Meridian Citizens Mutual, respectively, issued and in force at 12:01 a.m., EST, January 1, 2005 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, and Meridian Citizens Mutual to the extent of Meridian Security’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(i) Meridian Citizens Mutual shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL and Meridian Security on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, and Meridian Security respectively, issued and in force at 12:01 a.m., EST, January 1, 2005 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, and Meridian Security to the extent of Meridian Citizens Mutual’s Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

(g) The parties hereto shall, on and after 12:01 a.m., EST, January 1, 2005, participate on the basis of 19.5% for State Auto Mutual, 59% for State Auto P&C, 17% for Milbank, 0.0% for SA WI, 3% for Farmers Casualty, 1% for SA OH, 0.0% for SA FL, 0.0% for Meridian Security and 0.5% for Meridian Citizens Mutual in all of the underwriting operations of each of the nine parties hereto, except as otherwise expressly excluded herein. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are excluded from the scope of the 2005 Pooling Agreement.

10. LOSSES EXCLUDED: Notwithstanding any of the foregoing, the parties hereto understand and agree that this 2005 Pooling Agreement shall not apply to catastrophe losses and loss expenses for residential and commercial property to the extent such losses and loss expenses are covered by the State Auto P&C Catastrophe Assumption Agreement. Once the limit of coverage available under the State Auto P&C Catastrophe Assumption Agreement is exhausted by loss expenses and loss payments on behalf of any party hereto, under either the State Auto P&C Catastrophe Assumption Agreement or directly, all parties understand and agree that catastrophe losses and loss expenses in excess of $120,000,000 plus the amount of coverage under the State Auto P&C Catastrophe Assumption Agreement shall once again be ceded and assumed under the terms of the 2005 Pooling Agreement. All premiums attributable to the State Auto P&C Catastrophe Assumption Agreement are to be paid to State Auto P&C outside of the 2005 Pooling Agreement. All premiums, losses, loss expenses, underwriting expenses and administrative expenses attributable to the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance from and after 12:01 a.m. EST January 1, 2005 are outside the 2005 Pooling Agreement. In addition, this 2005 Pooling Agreement is subject to the Reserve Guaranty Agreement.

11. LIABILITIES EXCLUDED: In addition to the liabilities set forth in paragraphs 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 10 above, this Agreement shall not apply to the investment operation or liabilities for federal income tax or other liabilities excluded by this Agreement.

12. “FOLLOW THE FORTUNES”: The reinsurance provided by the terms of this Agreement shall be subject to the same terms and conditions under which the original insurance was concluded, or which may be or may have been agreed to during the term of the original insurance contract.

13. METHODS AND PROCEDURES: The president of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual or any officer of any of these companies designated by said president, shall determine the methods and procedures, including accounting transactions, by which the terms of this Agreement shall be performed by and on behalf of the parties hereto.

14. AMENDMENTS: This Agreement may be modified from time to time, so as to adapt its provisions to the varying conditions of the business of the Pooled Companies, by a mutual agreement in writing of the parties hereto, subject to ratification by the Board of Directors of each party and with the approval of the insurance regulatory officials from the State of Ohio, the State of South Carolina, the State of South Dakota, the State of Wisconsin, the State of Iowa, the State of Florida and the State of Indiana as required by law.

15. TERM: This Agreement shall remain in full force and effect until canceled by agreement of the parties or by the giving of twelve months notice by one of the parties to the other parties and to the respective domiciliary insurance department of each of the parties.

16. INTERPRETATION: Wherever required to give the correct meaning throughout this Agreement, the singular shall be interpreted in the plural. Clerical errors or errors of involuntary or inadvertent omission or commission shall not be interpreted as a discharge of liability on behalf of any of the parties to this contract. Such errors shall be rectified at the time of discovery or as soon as practicable thereafter. Caption headings are for convenience only and are not intended to affect the construction of the terms hereof.

17. INSOLVENCY: The reinsurance made under this Agreement (which the parties understand and agree excludes the State Auto Mutual Reinsurance Book and State Auto Middle Market Insurance for such business assumed on and after January 1, 2005) shall be payable by the assuming reinsurer on the basis of the liability of the ceding insurer under the contract or contracts reinsured without diminution because of the insolvency of the ceding insurer. In the event of insolvency of the ceding insurer, the liquidator or receiver or statutory successor of such insurer shall give written notice to the assuming reinsurer of the pendency of a claim against the insolvent ceding insurer on the policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding; that during the pendency of such claim the assuming reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or its liquidator or receiver or statutory successors; that the expense thus incurred by the assuming reinsurer shall be chargeable, subject to court approval, against the insolvent ceding insurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming reinsurer. The reinsurance made effective under this Agreement shall be payable by the assuming reinsurer to the ceding insurer or to the liquidator, receiver or statutory successor of the ceding insurer.

18. ARBITRATION: In the event of any dispute hereafter arising with respect to this Agreement, State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual hereby agree that such dispute shall, upon the request of the one of the parties, be submitted to arbitration. One arbitrator shall be chosen by each party and those arbitrators shall then select an umpire who shall hear and decide the issues to be arbitrated. If one party fails to name an arbitrator within thirty (30) days after receipt of a written request to do so, the party initiating the arbitration may choose the arbitrators. The decision of the umpire shall be final and binding on the parties. Each party shall bear the expense of its arbitrator and the cost of the umpire shall be shared equally. The arbitration shall take place at Columbus, Ohio or such other location upon which the parties may mutually agree.

19. ACCESS TO RECORDS: The parties hereto understand and agree that each shall have such access to the records of the other as is necessary to confirm that the 2005 Pooling Agreement is being properly administered and applied, provided that such access is achieved in compliance with laws protecting the privacy of insureds and claimants. It is further understood and agreed that the parties will permit regulators with jurisdiction to have such access to such records, as and to the extent required by law.

20. COUNTERPARTS: The 2005 Pooling Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and the year first above written.

Attest		State Automobile Mutual Insurance Company

/s/ John R. Lowther	By	/s/ Robert H. Moone

Secretary		President

State Auto Property and Casualty Insurance Company

/s/ John R. Lowther	By	/s/ Robert H. Moone

Secretary		President

Milbank Insurance Company

/s/ John R. Lowther	By	/s/ Robert H. Moone

Secretary		President

State Auto Insurance Company of Wisconsin

/s/ John R. Lowther	By	/s/ Robert H. Moone

Secretary		President

Farmers Casualty Insurance Company

/s/ John R. Lowther	By	/s/ Robert H. Moone

Secretary		President

State Auto Insurance Company of Ohio

/s/ John R. Lowther	By	/s/ Robert H. Moone

Secretary		President

State Auto Florida Insurance Company

/s/ John R. Lowther	/s/ Robert H. Moone

Secretary	President

Meridian Security Insurance Company

/s/ John R. Lowther	/s/ Robert H. Moone

Secretary	President

Meridian Citizens Mutual Insurance Company

/s/ John R. Lowther	/s/ Robert H. Moone

Secretary	President